INSTRUMENT OF AMENDMENT TO THE
MDU RESOURCES GROUP, INC.
401(k) RETIREMENT PLAN

The MDU Resources Group, Inc. 401(k) Retirement Plan (as amended and restated March 1, 2011) (the “K-Plan”), is hereby further amended, effective March 15, 2015, unless otherwise indicated as follows:

1.
By replacing the fifth paragraph of Section D-1-2 of Supplement D-1 and the third paragraph of Section D‑3-2 of Supplement D-3, Eligibility to Share in the Profit Sharing Feature in the respective Provisions Relating to the Profit Sharing Feature for Certain Participating Affiliates, in its entirety, with the following:

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll, has been temporarily laid off, or who terminated employment due to Disability, death, or after attaining age 60 during such Plan Year, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year. In addition, for purposes of applying the requirement of completing 1,000 Hours of Service for the Plan Year, such requirement shall not apply to employees terminating after attaining age 60 provided they are not terminated for cause.

Explanation: This amendment removes the word “Retirement” to eliminate confusion and excludes any Supplement D-1 and D-3 Participants age 60 or older who were terminated for cause from receiving a profit sharing contribution for that Plan Year.

2.
By replacing the second paragraph of Section D-2-2 Eligibility to Share in the Retirement Contribution of Supplement D-2, Provisions Relating to the Retirement Contribution Feature for Certain Participating Affiliates, in its entirety, with the following:

In order to share in the allocation of any Retirement Contribution made by a Supplement D-2 Company pursuant to Paragraph 3 below for a given Plan Year, Eligible Employees described above must be credited with 1,000 Hours of Service (prorated for the Plan Year in which the Retirement Contribution Feature becomes effective) in that Plan Year and must not be covered by a collectively bargained unit to which the Retirement Contribution has not been extended. However, if the Participant’s failure to be credited with 1,000 Hours of Service in that Plan Year is due to the Participant’s (i) Disability; (ii) death; or (iii) termination of employment on or after attaining age 60 during such Plan Year provided the Participant is not terminated for cause, such Participant shall nevertheless be entitled to share in the allocation of the Retirement Contributions for such Plan Year. Any Participant who is not a Highly Compensated Employee who has met the above eligibility requirements as of June 30 each Plan Year shall receive a pro-rata allocation mid-year based on compensation paid through June 30. The final annual allocation shall be reduced by any such mid‑year allocation. Participants who meet the requirements of this paragraph are referred to herein as “Supplement D-2 Participants.”

Explanation: This amendment removes the word “Retirement” to eliminate confusion and excludes any Supplement D-2 Participants age of 60 or older, who were terminated for cause, from receiving a retirement contribution for that Plan Year.

3.
By replacing the third paragraph of Section D-6-2 Eligibility to Share in the Retirement Contribution of Supplement D-6, Provisions Relating to the MDU Resources Group, Inc. Retirement Contribution Feature, in its entirety, with the following:

In order to share in the allocation of any Retirement Contribution made by a Supplement D-6 Company pursuant to Paragraph 3 below for a given Plan Year, Eligible Employees described above must be credited with 1,000 Hours of Service in that Plan Year; provided, however, that if the Participant’s failure to be credited with 1,000 Hours of Service in that Plan Year is due to the Participant’s (i) Disability; (ii) death; or (iii) termination of employment on or after attaining age 60 during such Plan Year provided the Participant is not terminated for cause, such Participant shall nevertheless be entitled to share in the allocation of the Retirement Contribution for such Plan Year. Any Participant who is not a Highly Compensated Employee who has met the above eligibility requirements as of June 30 each Plan Year shall receive a pro-rata allocation mid-year based on compensation paid through June 30. The final annual allocation shall be reduced by any such mid‑year allocation. Participants who meet the requirements of this paragraph are referred to herein as “Supplement D-6 Participants.”

Explanation: This amendment removes the word “Retirement” to eliminate confusion and excludes any Supplement D-6 Participants age of 60 or older, who were terminated for cause, from receiving a retirement contribution for that Plan Year.

4.
By replacing the second paragraph of Section D-6A-2 Eligibility to Share in the Retirement Contribution of Supplement D-6A, Provisions Relating to the Retirement Contribution Feature, in its entirety, with the following:

In order to share in the allocation of any Retirement Contribution made by a Supplement D-6A Company pursuant to Paragraph 3 below for a given Plan Year, Eligible Employees described above must be credited with 1,000 Hours of Service in that Plan Year; provided, however, that if the Participant’s failure to be credited with 1,000 Hours of Service in the Plan Year is due to the Participant’s (i) Disability; (ii) death; or (iii) termination of employment on or after attaining age 60 during such Plan Year provided the Participant is not terminated for cause, such Participant shall nevertheless be entitled to a Retirement Contribution for such Plan Year. Any Participant who is not a Highly Compensated Employee who has met the above eligibility requirements as of June 30 each Plan Year shall receive a pro-rata allocation mid-year based on compensation paid through June 30. The final annual allocation shall be reduced by any such mid‑year allocation. Participants who meet the requirements of this paragraph are referred to herein as “Supplement D-6A Participants.”

Explanation: This amendment removes the word “Retirement” to eliminate confusion and excludes any Supplement D-6A Participants age of 60 or older, who were terminated for cause, from receiving a retirement contribution for that Plan Year.

5.
By replacing Section D-8-2 Eligibility to Share in the Retirement Contribution of Supplement D-8, Provisions Relating to the Dakota Prairie Refining, LLC Retirement Contribution Feature, in its entirety, with the following:

“In order to share in the allocation of the Retirement Contribution made by DPR for any Plan Year, Eligible Employees must be credited with 1,000 Hours of Service (prorated for the Plan Year in which the Retirement Contribution becomes effective) in that Plan Year; provided, however, that if the Participant’s failure to be credited with 1,000 Hours of Service in the Plan Year is due to the Participant’s (i) Disability; (ii) death; or (iii) termination of employment on or after attaining age 60 during such Plan Year, provided the Participant is not terminated for cause, such Participant shall nevertheless be entitled to a Retirement Contribution for such Plan Year. Any Participant who is not a Highly Compensated Employee who has met the above eligibility requirements as of June 30 each Plan Year shall receive a pro-rata allocation mid-year based on compensation paid through June 30. The final annual allocation shall be reduced by any such mid-year allocation. Participants who meet the requirements of this paragraph are referred to herein as “Supplement D-8 Participants.”

Explanation: This amendment clarifies the language for crediting Hours of Service for consistency, clarifies the mid-year pro-rata allocation for non-Highly Compensated Employees, and excludes Supplement D-8 Participants age 60 or older, who were terminated for cause, from receiving a retirement contribution for that Plan Year.

IN WITNESS WHEREOF, MDU Resources Group, Inc., as Sponsoring Employer of the Plan, has caused this amendment to be duly executed by a member of the MDU Resources Group, Inc. Employee Benefits Committee (“Committee”) on this 13th day of March, 2015.

MDU RESOURCES GROUP, INC.
EMPLOYEE BENEFITS COMMITTEE

By:	/s/ Doran N. Schwartz
Doran N. Schwartz, Chairman

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